Commitments and Contingencies Subleases (Details) - USD ($) $ in Thousands		3 Months Ended	12 Months Ended
		Sep. 30, 2011	Dec. 31, 2016
Leases [Abstract]
Litigation Settlement, Expense		$ 8,500	$ 45,000
Other Sublease Future Income			17,900
2017	[1]		5,796
2018	[1]		5,688
2019	[1]		4,864
2020	[1]		4,473
2021	[1]		3,682
Thereafter	[1]		4,933
Subleases, Future Rental Income Due	[1]		$ 29,436

[1]	(1)On December 28, 2016, the Company entered into a sublease for portions of its office space in Chicago, Illinois that extends through January 31, 2026. The income from this sublease, which totals approximately $17.9 million, is excluded from the table above because the sublease is subject to landlord consents not received as of December 31, 2016. See Note 19, Related Party Transaction, for information about this sublease.